Exhibit 99.1

DRAFT – UNAUDITED INFORMATION AND NUMBERS

Q4 FY 2016 Q&A

October 26, 2016

Overall Q4 Operational Summary

•	Oncology – positive end to FY
▪	healthy revenue growth; significant margin improvement; orders off due to tough comp and WE
•	Imaging Components – continued H216 recovery
•	Protons – making progress
▪	booked 1st Compact order (Singapore); good revenue growth

Q4 Financial Summary

•	Total revenues +12% (+11% CC) at $912M
•	GM at 42.7% - non-GAAP, 42.5% GAAP, up ~400 bpts from Q415
•	Non-GAAP EBIT at 20.7%, up from 16.5% in Q415
•	GAAP EBIT at 18.6%, up from 15.8% in Q415
•	Non-GAAP EPS at $1.38, up 33% from $1.04 in Q415 (GAAP $1.24)
•	Backlog at $3.5B, down 1% vs Q415

FY16 Financial Summary

•	Total revenues +4% (+5% CC) at $3.2B
•	GM at 42.5% - non-GAAP, 42.3% - GAAP, up ~1 point from FY15
•	Non-GAAP EBIT at 19.1%, up from 18.6% in FY15
•	GAAP EBIT at 17.1%, down 60 bpts from 17.7% in FY15
•	Non-GAAP EPS at $4.68, up from $4.29 in FY15 (GAAP $4.19)

Q117 GUIDANCE

•	EPS at $1.03-$1.07; Revs up 1-2% vs Q116

FY17 revenue GUIDANCE

•	VAR Revs up 3-4% vs FY16; Varex Revs up 3-4% vs FY16

Spin update

•	Name announced: Varex Imaging; Amended Form 10 filed with SEC ; Making good progress on spin plans

GE Rumor

•	Don’t comment on rumors

Management stock sales

•	All done through 10b 5-1s

Elekta IP litigation

•	Don’t comment on litigation; ITC ruling (if it comes out early) - Analyzing decision; no comment

ONCOLOGY SYSTEMS

OS Q416

•	Q4 Gross Orders at $897M, - 2% (-4%cc)
▪	Americas +4% (+3%cc), EMEA -17% (-17cc), APAC +8% (-1%cc)
•	Q4 Revenues at $678M, +7% (+6%cc)
•	GM – GAAP – at 45.1%, up 487 bpts from 40.3% in FY15
•	GM – non-GAAP -- at 45.3%, up 503 bpts from 40.3% in FY15
•	EBIT – GAAP -- at 24.1%, from 19.4% in FY15
•	EBIT – non-GAAP -- at 24.4%, from 19.6% in FY15

OS FY16

•	FY Gross Orders up 1% (+2%cc) at $2.7BN
▪	Americas +4% (+4%cc), EMEA -6% (-4cc), APAC +5% (+3%cc)
•	FY Revenues +5% to $2.5B (+6%cc)
•	GM – GAAP – at 44.3%, up 165 bpts from 42.6% in FY15
•	GM – non-GAAP -- at 44.5%, up 184 bpts from 42.6% in FY15
•	EBIT – GAAP -- at 22.4%, from 20.7% in FY15
•	EBIT – non-GAAP -- at 22.7%, from 20.9% in FY15

Americas
•	Q4 gross orders up 4% (+3%cc);
▪	NA down 2% (-3%cc); Latin America up 72% (+72%cc)
•	FY16 gross orders up 4% (+4%cc)
•	3-year strategic agreement with McKesson for equip, software, service
▪	1st phase -- 7 TBs and 5 VBs; interoperability with iKnowMed/ARIA
▪	McKesson is combined US Oncology/Vantage
•	Great year for competitive takeouts in NA
▪	$130m in takeouts during year
▪	40 linacs and 100 s/w takeouts
•	Big win in Brazil at private Grupo Oncoclincas (13 TBs and VBs)

EMEA Q416

•	Q4 gross orders down 17% (both $ and CC)
•	Tough comp vs. record Q415, when booked >100 linacs (major order in UK)
•	West Europe market still weak, esp. UK, France, Germany
•	Booked largest ever Finland order at Helsinki Univ. Hospital
•	Solid order growth in Africa ($20M) and ME ($40M)

APAC Q416

•	Q4 gross orders up 8%; -1% in constant currency
•	Greater China down 11% (-10%cc)
▪	mainland China flat, HK/Taiwan weak
▪	Elekta protests continuing; orders could have been ~$15M higher for FY
•	Emerging APAC growing – Indonesia, Korea, Philippines
▪	Japan also contributing

Can Oncology market really grow in mid-single digits?

•	Yes.
•	Focusing on fast-growing emerging markets
•	Opportunity to grow software in broader oncology applications
•	Global installed base continues to grow; pulls software and service with it

Why Western Europe decline?

•	Exceptionally tough Q4 comp in WE
▪	Record EMEA orders in Q415, >100 linacs, many in WE
•	FY17 Outlook suggests return to normal buying
•	Macro-economic issues slowing replacements – Brexit; Migrant crisis

BRICA, Emerging markets?

•	BRICA orders up 8% for Q4 and 11% for FY16
•	Robust orders in Brazil, Africa, Middle East (Iran & Pakistan)

OS Margins sustainable at >44%?

•	Still aiming for 43-44% long-term level
▪	Q1 delivery schedule points to 44-45%
•	Great mix & positive developments in OS pricing
•	VitalBeam working; supporting TBeam pricing
•	Great focus and execution on cost control

Service? Why the drop in orders?

•	Orders: -7% in Q, +2% FY16
•	Revs: +7% in Q, +4% for FY16 @ $1.03B
•	FY headwinds: Currency $13.7M; Billing timing ($15M); Higher warranty lag on new TB installs ($15M), extra billing period in FY15 ($8M)
•	Still see long-term mid- to high-single-digit service growth
Software?
•	>650 RapidPlan orders since launch
•	>135 InSightive Analytics orders since launch

Tender progress in Brazil?

•	Embedded now in our normal run-rate and it will be slow.

What’s the China market outlook?

•	We grew in high single digits in FY despite protest headwinds; Funnel looks good; Still aiming for a return to double-digit growth; Great team in China, executing well

Tender challenges in China?

•	Tender protests ‘the new norm’ in China market; Orders could have been $15M higher in FY without protests; Causing 1-2 quarter order delay; Still winning the bulk of protested deals

Market Share & Pricing?

•	Gained revenue share vs. comp on TTM basis - Revenues best apples-to-apples measure
•	VAR walking away from low-margin deals; Elekta down in revs and orders on TTM; ARAY up slightly in revs and orders; ASPs up; Product mix helping (TBs and VBs)
ASTRO?
•	Great show, busy booth & users meeting, lots of demos
•	Launched 360 Oncology (hit of show) - Aiming for annual revs of $100M by 2020
•	Update on HyperArc - FY17 launch, h/n module first; Upgrade to TB and Edge; Aiming for $500M over next 10 years
•	Cyber-security solutions - Lots of interest from oncology administrators; Aiming for $80M revenues by end 2018
RaySearch?
•	Varian is strong market leader - RapidPlan – 635 orders
•	RaySearch filling Elekta, Pinnacle void; gaining
Karolinska?
•	Varian continuing to appeal ruling

21st Century – Going Concern

•	Minimal exposure to 21st Century
•	They are current on receivables and financing commitments
Candela
•	Excited to be selling and serving directly in growing Polish market

MACRA Reimbursement – Customer impact

•	Creates need for Varian software tools to make requested reports to CMS
▪	Enable customers to more effectively, efficiently report their performance
•	See role for Insightive Analytics, RapidPlan and 360 Oncology
•	To qualify for reimbursement, clinics will need to:
▪	Have certified EHRs;
▪	Record improvements in care management and practices
▪	Provide quality measures
•	MACRA creates professional services opportunity to help customers set up infrastructure and processes to generate the reports that CMS wants.
•	More than 1,800 US software sites gearing up to comply with MACRA

IMAGING COMPONENTS

Spin update?

•	Amended Form 10 filed with SEC on schedule; Making good progress on spin plans

VIC Q416

•	Q4 gross orders +2% at $168M;
•	Q4 revenues +7% at $166M;
•	Q4 GM – GAAP – at 41.8%, up from 38.9% in Q4FY15
•	Q4 GM – non-GAAP -- at 42.1%, up from 38.9% in Q415
•	Q4 EBIT – GAAP -- at 19.1%, up from 17.3% in Q415
•	Q4 EBIT – non-GAAP -- at 19.9%, up from 20.9% in FY15

VIC FY16

•	FY16 gross orders -6% at $571M
•	FY16 revenues -2% at $598M
•	FY16 GM – GAAP – at 41.6%, up 58 bpts from 41.0% in FY15
•	FY16 GM – non-GAAP -- at 41.9%, up from 41.0% in FY15
•	FY16 EBIT – GAAP -- at 18.5%, down from 21.5% in FY15

•	FY16 EBIT – non-GAAP -- at 19.5%, down from 21.9% in FY15

Highlights for year

•	Introduced 20 new products
•	Completed 140,000 square foot expansion of SLC facility;
•	Opened new facility in China;
•	Successfully integrated MeVis and Claymount acquisitions
•	Added 12 new customers to offset slower purchasing from established customers

Recovery sustainable?

•	Very positive performance in H216 – easy comps, acquisitions
•	Will normalize at 3-4% as we anniversary the past challenges, acquisitions

VIC margin drivers

•	Favorable product mix
▪	Dynamic panels
▪	Higher SIP volumes in Q4
•	Factory productivity gains

Will Toshiba business recover?

•	Sale to Canon still closing
•	Cautious purchasing and inventory management continuing

PROTONS

Q4 order activity

•	$38M in Q4 ($104M FY16)
•	1st Compact order (Singapore)
•	UCH London placed order for 4th gantry
•	Funnel healthy

Singapore Compact?

•	$30 million order, at 25% GM
•	Eclipse/ARIA + 10-year service agreement
•	Construction to commence by end 2016

Q4 revenue activity

•	$68M in Q4
•	$163M in FY16, incl. $10M in Service
•	Generating revenue from 14 projects, revenues growing nicely

Ongoing installations/revenue sources

•	Cincinnati opened in October, treating patients
•	Patients now treated on 5 Varian systems -- Munich, PSI (Villigen), San Diego, Maryland, Cincinnati
•	Installations underway in Holland, Russia and Saudi Arabia
•	Denmark & UK construction underway; VAR not started to equip yet

Emory?

•	Looking at a muni bond financing with Citi

Status of single-room contracts

•	Funnel looking good
•	DelRay financing in process

Path to profitability

•	Hope to be profitable by 2018
▪	Profitable in 2017 if Emory financed
•	Gross margin now in mid-teens; Aiming for low-30s

VARIAN CFO ELISHA FINNEY RETIREMENT FROM VARIAN

•	Varian Chief Financial Officer and Executive Vice President Elisha Finney intends to retire from Varian during fiscal year 2017.
•	A retirement will not occur after successor found, transition made
•	Elisha will continue as CFO and manage spin through execution

When will Elisha retire?

•	No date set yet, expect sometime in FY17;
•	Elisha will remain CFO and:
▪	Manage the planned Imaging Components spin-off
▪	Assist with the search for a new CFO, and
▪	Support the transition

Will Elisha work in any capacity with Varian after her retirement from the company?

•	No ongoing role anticipated

Has a new CFO been hired?

•	No. Varian is initiating a search

Will the CFO role be open to internal candidates?

•	Yes.

Which company functions does the CFO role oversee?

•	The Chief Financial Officer is responsible for all aspects of the financial operations for Varian, including financial controls, treasury, risk management, investor relations, tax, internal audit and information technology. This role manages a team of some 400 employees around the globe.

Who are the key finance managers who will ensure continuity

•	S. VP Treasurer – Franco Palomba (current)
•	VP - Controller – Magnus Momsen (upon spin)
•	VP FP&A – Michael Jones (upon spin)

Q4FY 2016 FINANCE Q&A

FY16 Guidance “Walk” since beginning FY (FX ~-$.04)

•	Started with non-GAAP guidance @ $4.45-$4.55 ($4.50 mid-point)
•	Q1 raised $.10 due to R&D tax credit/excise tax (~+$.05 each) to $4.60 mid-pt
•	Q3 beat mid-point by $.04
•	FY16 mid-point raised from $4.60 to $4.64
•	FX neutral since last guidance with Euro/Yen
•	FY rev at beginning FY +4-5%; now +~3% due to slower VIC recovery

Q4FY16 Guidance “Walk” (FX neutral as Yen/Pound offset)

•	Rev +~7%; OSB +~5%; ICB +~2%; PT up ~$25M (actual rev +12%)
•	GM ~42% (actual GM 42.7%)
•	EBIT margin ~19-20% (actual EBIT margin 20.7%)
•	Tax ~27-28% (actual tax 31.1%)
•	EPS $1.32-$1.36 (actual EPS $1.38)

Q1FY17 Guidance “Walk” (FX neutral as Yen/Pound offset)

•	Guiding total Varian for Q1
•	Rev +1-2%; Varian ~flat; Varex +8-10%
•	Q1 non-GAAP EPS $1.03-$1.07
•	Q1 includes $.01-.02 impact from corp. hires in Varex for spin
•	How much of EPS Varian vs. Varex (~80/20%)

FY17 Guidance “Walk” (FX neutral Y/Y)

•	Guiding top line for Varian and Varex for FY
•	Will provide Q2-Q4 EPS guidance in January call
•	FY17 Varian rev. growth ~3-4%; GM ~43% (OS 44-45%; PT 15%)
•	If not spinning, what would FY17 EPS growth be (high single digits)

How can Varian grow 3-4% revenue if backlog -1%

•	Oncology backlog as of FY16 year-end +3%; ICB down 14%; PT -21%

How can Varian +3-4% rev for year if Q1 flat?

•	Q1FY17 tough Q/Q comp when OS rev +9% in CC (+5% USD) for OS; PT tripled
•	Q2FY16 OS rev +1% in CC (-1% in USD); PT doubled

Is FY17 impacted by strong Yen/weak Pound?

•	~5-6% of rev for each; largely offset each other and Euro neutral Y/Y

Orders/Sales/Backlog

Why not giving net orders breakdown?

•	Transitioned to gross orders which gives better indication of current market
•	Can calculate gross vs. net orders
▪	Q3 Blog $3,309 + Q4 Gross orders $1,104 – Q4 Rev $912; Q4 Blog $3,453 (adj = $47M)

What is breakdown of $47M backlog adjustments?

•	Includes customer cancellations, dormancies,and FX (backlog held in USD)
•	Of $47M adjustment, $0M FX; $5M Varex cancel; $42M OS dormant/cancel

How much sales/exp in FX?

•	On avg, ~35% of Var rev non-USD, but fair amt volatility (+/- 10%) Q-to-Q. Large portion of non-USD Service rev which naturally hedged at GM level. Also, ~45% of Var employees outside US. Most COGS in USD, except PT based in Germany.” As PT grows, more naturally hedged.

Gross Margins

OSB: Why Q4 GM up 5 points to 45%? Sustainable?

•	Very favorable product mix to higher margin S/W, TrueBeam, geo. mix to NA/Japan
•	Product cost reductions
•	Excise tax (+~25-30 bp est.) No longer computing excise tax during suspension
•	For FY, GM +2 pts. to 44.5% -- should be sustainable in FY17

ICB: Why GM up 3 points to 42%?

•	Favorable product mix in tubes, panels, acquisitions, security products
•	Factory productivity/quality gains
•	For FY, GM +1 point to 41.9% in line with long-term expectations of low 40s%

PT: What was GM in Q4; what is short-term expectation?

•	Q4 at 18%; FY16 at 15%; should get to ~30% when service becomes material

Tot Co: Why GM up 4 points Q/Q?

•	GM up in OS and VIC; higher mix of PT revenue Q/Q; PT GM +8 pts. Q/Q
•	FY16, total co. up ~1 pt. to 42.5% with higher PT rev.

Operating Expenses/ROS

Why SG&A spending up vs. previous Q3?

•	Timing of expenses
•	SG&A cost controls ongoing; good focus on headcount
•	For Q4, SG&A at 15% of rev, down 1% pt. from Q3FY16 and up 1 pt. Q/Q
•	For FY, SG&A 16% of rev., up 1 pt. from FY15 (bonus higher)

R&D levels for Q4 and FY16?

•	Q4 R&D 7% of rev; FY16 R&D 8% of rev, even with FY15

Why Operating Margin +4 pts Q/Q? What about FY16?

•	Driven by GM improvement in VOS and VIC
•	FY16 operating margin up 50 bp from FY15 to 19.1%
Tax

Why Q4 tax rate up significantly Q/Q?

•	Normal quarterly volatility in rate; geog mix of profits
•	For FY, tax rate +2 pts. to 27.6%
•	FY15 benefitted from large PT deal (Maryland) with tax NOLs

Balance Sheet

Why inv. ($640M) up $27M or 4% from beg FY?

•	VOS down $17M; VIC up $22M; PT up $22M as we grow the business
•	Oncology down 5%%, VIC up 13%; PT up 26% to support growth in FY17

Why A/R ($892M) up $121M or 16% from beg FY with sales +4%?

•	Oncology A/R up $46M or 8% (YTD sales +5%) due to more extended terms and slower collections in H1. Collections picked up in Q3 and very strong in Q4.
•	VIC up $9M slightly; PT up $41M due to timing of rev rec vs. billing dates

Why total debt at $667M up so much Q/Q ($496M Q4FY15)?

•	Increased revolver by $220M
•	Revolver debt at end Q4 ~$330M
•	Total net debt ($177M) as have $844M cash

Cash Flow

Why flat Q/Q CFFO ($152M Q4FY16 vs. $153M Q4FY15)?

•	FY16 CFFO $356M vs. $470M FY15; down $114M (GAAP NI down $9M)
•	Q1FY16: ($77M CF) = $89M GAAP NI + $31M Non-cash - $43M Wkg Cap
•	Q2FY16: ($32M CF) = $97M GAAP NI + $34M Non-cash - $99M Wkg Cap
•	Q3FY16: ($95M CF) = $99M GAAP NI + $36M Non-cash - $40M Wkg Cap
•	Q4FY16: ($152M CF) = $118M GAAP NI + $9M Non-cash + $25M Wkg Cap

What is cash conversion ratio?

•	FY15: $470M CFFO - $91M capex/$412M GAAP NI = 92%
•	YTDFY16: $356M CFFO - $80M capex/$403M GAAP NI = 68%

What is ROIC? 16% FY16 vs. 19% FY15 Net Income / (Avg Debt + Avg Equity)

Why DSO Q/Q @ 93 and +3 days Q/Q and -8 days from Q3FY16

•	Avg.100 days last 4 qtrs;( Q1FY16=99; Q2FY16=109; Q3FY16=101; Q4FY16=93)
•	Less ICB rev, (mix of business); more PT rev.
•	In Oncology, more extended payment terms and slower collections as moved staff
•	Weekly collections back to normal in H2, but will take time to catch up

Stock

Why did repo 1M shares in Q4 at $87 price?

•	Typically purchase 1-2M shares/qtr; don’t try to time market
•	YTD, bought 5.7M shares at $82
•	Repurchase depends on cash/debt, stock price and other uses of cash
•	Given spin and higher share price, will reduce repo in Q1
•	Over life of program, repurchase weighted avg. price $56

Are you going to increase or decrease share buyback? B/E price?

•	~3.8M shares remain under current authorization through Dec 2016
•	Should expect after spin, will repurchase avg .5-1M shares/Qtr.;
•	Opportunistic based on $, but prudent relative to cash, interest %, other cash uses
•	Share repurchase highly accretive if borrow at 2%; Increases ROE by ~10 pts.

Executive Stock/options D&O’s own 1.5% o/s (stock + options)

•	Total options outstdg = 3M (56% vested) at weighted avg. price = ~$76

New Rev Rec Rules

How will new revenue recognition standards affect Varian financials?

•	Overall positive…makes us comparable to competitors
•	Still evaluating, but we expect some deferred revenue to accelerate
•	As proposed, can choose to implement in FY18 or FY19

GAAP vs. Non-GAAP Reporting

How do you define non-GAAP items?

•	Non-GAAP will exclude amortization of intangible assets, acquisition-related costs and benefits, restructuring charges, impairment charges, separation costs, significant litigation charges or benefits and associated legal costs.

Why did you move to non-GAAP?

•	To evaluate performance on an operational basis; provide Q/Q comparisons excluding unusual items; show better comparability among peers; provide additional transparency.

What is impact of non-GAAP reporting to Guidance?

•	Will only guide to non-GAAP
•	By definition, difference between GAAP and non-GAAP due to unusual and unanticipated items. Only exception is amortization of intangible assets which averages $.02/quarter
•	GAAP items largely reflected in SG&A

GAAP vs. non-GAAP reconciliation Q4FY16?

•	GAAP EPS lower by $19M (pre-tax) or $.14 EPS ($1.24 vs. Non-GAAP of $1.38)
•	Spin $11M; Litigation $3M; Amortization $3M; other $2m
•	For the FYTD, $65M (pre-tax) or $.49 EPS (litigation $25M, spin $17M, amort. $12M; restructuring $5M; other $6M)

What is Medical Device Excise Tax Calculation - Reported Med Device Excise Tax roughly $.015-$.02/qtr. or $.06-$.08/year. No longer calculating during suspension.

Did Q4 EPS include the new tax treatment for equity? No, because of the spin we are going to delay adoption until FY17; should be about $.03 for FY17 for total company

Proton Accounting?

PT EBIT:  Q4= (~$9M)

•	Without Corp Costs, Proton Q4 EBIT = (~$5M)
•	Scripps ($88M): Treating in 5 rooms avg. ~60 patients/day. Rev = ~$87M; collected $69M in cash
•	Saudi ($73M): Rev started Q2FY13. Rev to date = ~$49M ($4M in current quarter)
•	Russia ($50M): Rev started Q2FY13. Rev to date = ~$37M ($5M in current quarter)
•	Cincinnati ($46.5M): Rev started Q3FY14. Rev to date = ~$47M ($4M in current quarter); First patient treated early Oct
•	PSI ($12M): Rev started in Q3FY14. Rev to date = ~$10M ($700K in current quarter)
•	Taiwan ($56.5M): Rev started in Q4FY14. Rev to date = ~$13M ($10M in current quarter)
•	Aarhus ($42.0M): Rev started in Q1FY16. Rev to date = ~$21M ($7M in current quarter)
•	Holland ($42.1M): Rev started in Q4FY15, Rev to date = ~ $27M ($5M in current quarter).
•	Maryland ($86.6M): Rev started in Q3FY15. Rev to date = ~$85M ($600K in current quarter); treating ~45 patients in 3 rooms, fourth room expected to handover in November
•	NY ($60.9M): Rev started in Q4FY15. Rev to date ~$28M ($2M in current quarter)
•	UK – UCLH (London) ($44M): Rev started in Q2FY16. Rev to date ~$9M ($4M in current quarter)
•	The Christie (Manchester) ($44M): Rev started in Q2FY16. Rev to date ~$9M ($3M in current qtr)
•	Hefei, China ($48.8M): Rev started in Q3FY16. Rev to date ~$12M ($9M in current quarter)
•	Singapore ($29.8M): Rev started in current qtr. First single room ProBeam. Rev to date ~$10M

Proton Financing

Why does VAR finance proton projects for its customers?

•	Required early on to develop market.
•	For customers with cash or local bank financing, economics of deal better.
•	We finance in select cases where customers need our help to get deal done. We finance on commercial terms and are in facilities with large banks. Generally have security interest.
•	Can put idle int’l cash to work at avg. of 10% interest
•	Limit our exposure to any one customer/developer
•	For FY16, earned ~$13M+ in interest income from PT financing

Proton Financing Status (Loans committed = $150M; ~$125M funded)

San Diego (Total $92M)

•	~$92M outstanding ($81M senior and $11M sub); 9%.
•	ORIX @$50M; JPM @$45M
•	First payment of P&I due in January ’15 and not made
•	Loan amendment and forbearance for 18 months completed in Q1 ‘16
•	Total loan increased by $9.3M working capital line (Varian portion $4.4M); currently in default under forbearance agreement and not funding

Maryland (Total $35M)

•	Converted existing outstanding $10M loan plus accrued interest of ~$2M to sub note upon completion of DB financing in May
•	Commitment to loan add’l $22.8M; $11.4M funded in July ’16, balance funded Oct 2016.
•	12%, accrues and payable at maturity (in 3 installments in 2020, 2021 and 2022)

NY (Total $18.5M)

•	Sold $73M senior loan to DB in June @ 3% discount (~$2.1M to cover legal costs, transfer and resale costs etc.)
•	$18.5M subordinated loan
▪	13% during construction, 13.5% once facility is complete; Interest capitalizes into loan and due at maturity; Matures in 6 ½ yrs; All $18.5M funded
•	GS also has a second lien 12% rate loan for $78.2M